Exhibit 99.2

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three month period ended September 30,		For the nine month period ended September 30,
	2014	2013	2014	2013
	(unaudited; in millions, except per unit amounts)
Operating revenues:
Operating revenue	$1,348.8	$1,331.3	$4,268.4	$3,887.9
Operating revenue - affiliate	50.6	49.6	174.7	162.4

	1,399.4	1,380.9	4,443.1	4,050.3
Operating expenses:
Cost of natural gas and natural gas liquids	1,208.5	1,221.3	3,888.4	3,457.9
Cost of natural gas and natural gas liquids - affiliate	29.7	23.0	98.3	95.5
Operating and maintenance	54.3	61.4	165.5	181.7
Operating and maintenance - affiliate	26.3	27.3	81.0	81.4
General and administrative	2.5	—	6.0	0.1
General and administrative - affiliate	23.4	25.0	68.7	73.0
Depreciation and amortization	39.5	35.8	113.3	106.3

	1,384.2	1,393.8	4,421.2	3,995.9

Operating income (loss)	15.2	(12.9)	21.9	54.4
Interest expense, net	3.6	—	9.7	—
Equity in earnings of joint ventures	6.1	—	7.1	—
Other income (loss)	(0.8)	—	(0.7)	0.2

Income (loss) before income tax expense	16.9	(12.9)	18.6	54.6
Income tax expense	0.9	0.6	2.7	8.9

Net income (loss)	16.0	(13.5)	15.9	45.7
Less: Net income (loss) attributable to noncontrolling interest	9.7	—	13.8	—

Net income (loss) attributable to general and limited partner ownership interest in Midcoast Energy Partners, L.P.	$6.3	$(13.5)	$2.1	$45.7

Net income (loss) attributable to limited partner ownership interest	$6.2	$(5.1)	$2.1	$17.6

Net income (loss) per limited partner unit (basic and diluted)	$0.14	$(0.19)	$0.05	$0.66

Weighted average limited partner units outstanding	45.2	26.7	45.2	26.7

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the nine month period ended September 30,
	2014	2013
	(unaudited; in millions)
Cash provided by operating activities:
Net income	$15.9	$45.7
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	113.3	106.3
Derivative fair value net (gains) losses	(11.5)	13.9
Inventory market price adjustments	4.8	3.3
Distributions from investment in joint ventures	6.1	—
Equity earnings from investment in joint ventures	(7.1)	—
Deferred income taxes	1.4	7.5
Other	0.6	0.1
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	11.5	(28.8)
Due from General Partner and affiliates	641.7	10.6
Accrued receivables	28.0	463.2
Inventory	(129.1)	(75.1)
Current and long-term other assets	(11.5)	(7.0)
Due to General Partner and affiliates	(487.4)	(1.9)
Accounts payable and other	(50.6)	(23.2)
Environmental liabilities	0.2	—
Accrued purchases	(21.3)	(97.5)
Interest payable	0.4	—
Property and other taxes payable	6.6	8.8

Net cash provided by operating activities	112.0	425.9

Cash used in investing activities:
Additions to property, plant and equipment	(166.6)	(206.6)
Changes in restricted cash	55.6	—
Asset acquisitions	—	(0.9)
Proceeds from the sale of net assets	—	5.0
Investment in joint ventures	(35.4)	(181.8)
Distributions from investment in joint ventures in excess of cumulative earnings	27.0	—
Other	(0.8)	(2.2)

Net cash used in investing activities	(120.2)	(386.5)

Cash provided by (used in) financing activities:
Net proceeds from long-term debt	398.1	—
Net borrowings under credit facility	30.0	—
Distributions to Predecessor partner interests	—	(206.3)
Distributions to partners	(37.1)	—
Acquisition of noncontrolling interest in subsidiary	(350.0)	—
Contributions from Predecessor partner interests	—	166.9
Contributions from noncontrolling interest	111.8	—
Distributions to noncontrolling interest	(83.3)	—

Net cash provided by (used in) financing activities	69.5	(39.4)

Net increase in cash and cash equivalents	61.3	—
Cash and cash equivalents at beginning of year	4.9	—

Cash and cash equivalents at end of period	$66.2	$—

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30, 2014	December 31, 2013
	(unaudited; in millions)
ASSETS
Current assets:
Cash and cash equivalents	$66.2	$4.9
Restricted cash	5.9	61.5
Receivables, trade and other, net of allowance for doubtful accounts of $0.5 million at September 30, 2014 and December 31, 2013	38.8	50.3
Due from general partner and affiliates	16.0	654.8
Accrued receivables	154.2	182.2
Inventory	212.3	88.0
Other current assets	42.9	19.1

	536.3	1,060.8
Property, plant and equipment, net	4,135.8	4,082.3
Goodwill	226.5	226.5
Intangibles, net	248.8	255.0
Equity investment in joint ventures	380.2	371.3
Other assets, net	57.6	40.5

	$5,585.2	$6,036.4

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to general partner and affiliates	$28.2	$534.3
Accounts payable and other	60.3	114.4
Accrued purchases	437.0	463.3
Property and other taxes payable	26.4	19.8
Interest payable	0.7	0.3

	552.6	1,132.1
Long-term debt	765.0	335.0
Other long-term liabilities	30.3	16.6

Total liabilities	1,347.9	1,483.7

Commitments and contingencies
Partners’ capital:
Class A common units (22,610,056 at September 30, 2014 and December 31, 2013)	611.4	495.3
Subordinated units (22,610,056 at September 30, 2014 and December 31, 2013)	1,151.3	1,035.1
General Partner units (922,859 at September 30, 2014 and December 31, 2013)	46.9	42.2
Accumulated other comprehensive income (loss)	0.2	(3.1)

Total Midcoast Energy Partners, L.P. partners’ capital	1,809.8	1,569.5
Noncontrolling interest	2,427.5	2,983.2

Total partners’ capital	4,237.3	4,552.7

	$5,585.2	$6,036.4

NET INCOME PER LIMITED PARTNER AND GENERAL PARTNER INTEREST

We allocate our net income among Midcoast Holdings, L.L.C. (“General Partner”) and limited partners using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income to our limited partners, our General Partner and the holders of our incentive distribution rights, or IDRs, in accordance with the terms of our partnership agreement. We also allocate any earnings in excess of distributions to our limited partners, our General Partner and the holders of the IDRs in accordance with the terms of our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and our limited partners based on their respective proportionate ownership interests in us, after taking into account distributions to be paid with respect to the IDRs, as set forth in our partnership agreement.

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to Limited Partners	Percentage Distributed to General Partner
Minimum Quarterly Distribution	Up to $0.3125	98%	2%
First Target Distribution	> $0.3125 to $0.359375	98%	2%
Second Target Distribution	> $0.359375 to $0.390625	85%	15%
Third Target Distribution	> $0.390625 to $0.468750	75%	25%
Over Third Target Distribution	In excess of $0.468750	50%	50%

We determined basic and diluted net income per limited partner unit as follows:

	For the three month period ended September 30,		For the nine month period ended September 30,
	2014	2013 (1)	2014	2013 (1)
	(unaudited; in millions, except per unit amounts)		(unaudited; in millions, except per unit amounts)
Net income (loss)	$16.0	$(13.5)	$15.9	$45.7
Less: Net income (loss) attributable to noncontrolling interest	9.7	(8.3)	13.8	27.8

Net income (loss) attributable to general and limited partner interests in Midcoast Energy Partners, L.P.	6.3	(5.2)	2.1	17.9
Less distributions:
Total distributed earnings to our General Partner	(0.3)	(0.2)	(0.9)	(0.5)
Total distributed earnings to our limited partners	(15.3)	(8.4)	(44.1)	(25.1)

Total distributed earnings	(15.6)	(8.6)	(45.0)	(25.6)

Underdistributed (Overdistributed) earnings	$(9.3)	$(13.8)	$(42.9)	$(7.7)

Weighted average limited partner units outstanding	45.2	26.7	45.2	26.7

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (2)	$0.34	$0.32	$0.98	$0.94
Underdistributed (Overdistributed) earnings per limited partner unit (3)	(0.20)	(0.51)	(0.93)	(0.28)

Net income (loss) per limited partner unit (basic and diluted)	$0.14	$(0.19)	$0.05	$0.66

(1)	Represents calculation retrospectively reflecting the affiliate capitalization of MEP consisting of 4.1 million MEP Class A common units, 22.6 million MEP subordinated units and MEP general partner interest upon the transfer of a controlling ownership, including limited partner and general partner interest, in Midcoast Operating. The noncontrolling interest reflects the 61% retained by EEP for the three and nine month periods ended September 30, 2013.
(2)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(3)	Represents the limited partners’ share (98%) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period and under distributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We conduct our business through two distinct reporting segments: Gathering, Processing and Transportation and Logistics and Marketing.

The following tables present certain financial information relating to our business segments and corporate activities:

	For the three month period ended September 30, 2014
	Gathering, Processing and Transportation		Logistics and Marketing	Corporate (1)	Total
	(unaudited; in millions)
Total revenue	$646.3		$1,252.4	$—	$1,898.7
Less: Intersegment revenue	484.9		14.4	—	499.3

Operating revenue	161.4		1,238.0	—	1,399.4
Cost of natural gas and natural gas liquids	20.7		1,217.5	—	1,238.2

Segment gross margin	140.7		20.5	—	161.2

Operating and maintenance	64.9		15.7	—	80.6
General and administrative	21.3		3.1	1.5	25.9
Depreciation and amortization	35.5		4.0	—	39.5

	121.7		22.8	1.5	146.0

Operating income (loss)	19.0		(2.3)	(1.5)	15.2
Interest expense, net	—		—	3.6	3.6
Other income	5.3	(2)	—	—	5.3

Income (loss) before income tax expense	24.3		(2.3)	(5.1)	16.9
Income tax expense	—		—	0.9	0.9

Net income (loss)	24.3		(2.3)	(6.0)	16.0
Less: Net loss attributable to:
Noncontrolling interest	—		—	9.7	9.7

Net income (loss) attributable to general and limited partner ownership interests in Midcoast Energy Partners, L.P.	$24.3		$(2.3)	$(15.7)	$6.3

(1)	Corporate consists of income taxes and interest expense, which are not allocated to the business segments.
(2)	Other income for our Gathering, Processing and Transportation segment includes our long-term equity investment in the Texas Express NGL system.

	For the three month period ended September 30, 2013
	Gathering, Processing and Transportation	Logistics and Marketing	Corporate (1)	Total
	(unaudited; in millions)
Total revenue	$668.2	$1,228.8	$—	$1,897.0
Less: Intersegment revenue	496.8	19.3	—	516.1

Operating revenue	171.4	1,209.5	—	1,380.9
Cost of natural gas and natural gas liquids	33.5	1,210.8	—	1,244.3

Segment gross margin	137.9	(1.3)	—	136.6

Operating and maintenance	71.0	17.7	—	88.7
General and administrative	22.1	2.9	—	25.0
Depreciation and amortization	34.1	1.7	—	35.8

	127.2	22.3	—	149.5

Operating income (loss)	10.7	(23.6)	—	(12.9)

Income (loss) before income tax expense	10.7	(23.6)	—	(12.9)
Income tax expense	—	—	0.6	0.6

Net income (loss)	$10.7	$(23.6)	$(0.6)	$(13.5)

(1)	Corporate consists of income taxes, which are not allocated to the business segments.

	As of and for the nine month period ended September 30, 2014
	Gathering, Processing and Transportation		Logistics and Marketing	Corporate (1)	Total
	(unaudited; in millions)
Total revenue	$2,065.3		$3,981.2	$—	$6,046.5
Less: Intersegment revenue	1,531.2		72.2	—	1,603.4

Operating revenue	534.1		3,909.0	—	4,443.1
Cost of natural gas and natural gas liquids	155.6		3,831.1	—	3,986.7

Segment gross margin	378.5		77.9	—	456.4

Operating and maintenance	196.5		49.8	0.2	246.5
General and administrative	62.4		8.8	3.5	74.7
Depreciation and amortization	105.4		7.9	—	113.3

	364.3		66.5	3.7	434.5

Operating income (loss)	14.2		11.4	(3.7)	21.9
Interest expense, net	—		—	9.7	9.7
Other expense	6.4	(2)	—	—	6.4

Income (loss) before income tax expense	20.6		11.4	(13.4)	18.6
Income tax expense	—		—	2.7	2.7

Net income (loss)	20.6		11.4	(16.1)	15.9
Less: Net income attributable to:
Noncontrolling interest	—		—	13.8	13.8

Net income (loss) attributable to general and limited partner ownership interests in Midcoast Energy Partners, L.P.	$20.6		$11.4	$(29.9)	$2.1

Total assets	$4,955.8	(3)	$499.2	$130.2	$5,585.2

Capital expenditures (excluding acquisitions)	$149.8		$8.6	$3.2	$161.6

(1)	Corporate consists of income taxes and interest expense, which are not allocated to the business segments.
(2)	Other income for our Gathering, Processing and Transportation segment includes our equity investment in the Texas Express NGL system which began recognizing operating costs during the fourth quarter of 2013.
(3)	Total assets for our Gathering, Processing and Transportation segment includes our long-term equity investment in the Texas Express NGL system.

	As of and for the nine month period ended September 30, 2013
	Gathering, Processing and Transportation		Logistics and Marketing	Corporate (1)	Total
	(unaudited; in millions)
Total revenue	$2,034.0		$3,580.0	$—	$5,614.0
Less: Intersegment revenue	1,491.0		72.7	—	1,563.7

Operating revenue	543.0		3,507.3	—	4,050.3
Cost of natural gas and natural gas liquids	101.7		3,451.7	—	3,553.4

Segment gross margin	441.3		55.6	—	496.9

Operating and maintenance	208.2		54.9	—	263.1
General and administrative	64.6		8.5	—	73.1
Depreciation and amortization	101.3		5.0	—	106.3

	374.1		68.4	—	442.5

Operating income (loss)	67.2		(12.8)	—	54.4
Other income	—		—	0.2	0.2

Income (loss) before income tax expense	67.2		(12.8)	0.2	54.6
Income tax expense	—		—	8.9	8.9

Net income (loss)	$67.2		$(12.8)	$(8.7)	$45.7

Total assets	$4,829.3	(2)	$557.4	$54.7	$5,441.4

Capital expenditures (excluding acquisitions)	$177.9		$14.0	$13.9	$205.8

(1)	Corporate consists of income taxes, which are not allocated to the business segments.
(2)	Total assets for our gathering, processing and transportation business includes our long-term equity investment in the Texas Express NGL system.